EMPLOYEE CONFIDENTIAL INFORMATION,

                                       AND

                     INVENTION AND NON-COMPETITION AGREEMENT

     This Agreement, is made and entered into on the 1ST day of November 2000 by and between Mark H. Burroughs, hereinafter "Employee", and Osteotech, Inc. a Delaware corporation, with its principal place of business located at Eatontown, New Jersey including any and all current and future subsidiary and/or affiliate companies hereinafter "Corporation".

     WHEREAS, Employee desires to establish an employment relationship and may receive certain benefits including stock options to be issued to Employee; and

     WHEREAS, by reason of employment by Corporation, Employee will receive the value and advantage of confidential information and special training and skills, and the expert knowledge and experience of the contacts with other Corporation employees; and

     WHEREAS, the granting of stock options represents a distinct advantage to Employee and was conditioned upon Employee entering into this Agreement.

     NOW THEREFORE, in exchange for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledge, it is agreed as follows:

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     1. Covenant Not to Compete

     (a) Employee will not, from and after the date hereof through the Employee's employment and for twenty-four (24) months after the Employee's termination for any reason whatsoever including but not limited to involuntary termination (with or without cause) and/or voluntary termination, (i) directly or indirectly engage in, represent in any way, or be connected with, any business or activity which markets, sells or is developing products or services which compete with the products or services marketed, sold or being developed by the Corporation at the time of such termination (such business or activity being hereinafter sometimes called a "Competing Business"), within any state in which the Corporation transacts business or sells its products or services, whether such engagement by the Employee shall be as an officer, principal, agent, director, owner, employee, partner, affiliate, consultant or other participant in any Competing Business, (ii) assist others in engaging in any Competing Business in any manner described in the foregoing clause (i), or (iii) induce other employees of the Corporation to terminate their employment with the Corporation or engage in any Competing Business.

     (b) The Employee understands that the foregoing restrictions may limit his/her ability to earn a livelihood in a business competitive to the business of the Corporation, but he/she nevertheless believes that he/she has received and will receive sufficient consideration and other benefits in connection with the Corporation's issuance of certain stock options to the Employee as well as other benefits to clearly justify such restrictions which, in any event (given his/her education, skills and ability), the Employee does not believe would prevent him/her from earning a living.

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     2. Protection of Information

     Employee hereby covenants with Corporation that, throughout the term of his/her employment by Corporation, Employee will serve Corporation's best interests loyally and diligently. Throughout the course of employment by Corporation and thereafter, Employee will not disclose to any person, firm, corporation or entity (except when authorized by Corporation) any information relating to Corporation's business, including without limitation, information relating to trade secrets, business methods, products, processes, procedures, development or experimental projects, suppliers, customer lists or the needs of customers or prospective customers, clients, etc., and will not use such information for his/her own purpose or for the purpose of any person, firm, corporation or entity, except the Corporation.

     3. Corporation Right to Inventions.

     The Employee shall promptly disclose, grant and assign ownership to the Corporation for its sole use and benefit any and all inventions, improvements, technical information and suggestions relating in any way to the business of the Corporation (whether patentable or not), which he/she may develop, acquire, conceive or reduce to practice while employed by the Corporation (whether or not during usual working hours), together with all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or upon any such invention, improvement or technical information. In connection therewith:

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     (i)  The  Employee  shall  without  charge,  but  at  the  expense  of  the
Corporation,   promptly  at  all  times  hereafter   execute  and  deliver  such
applications,   assignments,  descriptions  and  other  instruments  as  may  be necessary or proper in the opinion of the Corporation to vest title to any such inventions, improvements, technical information, patent applications, patents, copyrights or reissues thereof in the Corporation and to enable it to obtain and maintain the entire right and title thereto throughout the world; and

     (ii) The Employee shall render to the Corporation at its expense (including a reasonable payment for the time involved in case he is not then in its employ) all such assistance as it may require in the prosecution of applications for said patents, copyrights or reissues thereof, in the prosecution or defense of interferences which may be declared involving any said applications, patents or copyrights and in any litigation in which the Corporation may be involved relating to any such patents, inventions, improvements or technical information.

     4. No Right to Employment.

     Nothing contained herein is intended to entitle the Employee to any right or claim to be retained as an employee of the Corporation or limit the right of the Corporation to terminate or modify the employment of the Employee.

     5. Remedies; Survival.

     (a) The Employee acknowledges and understands that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach or threatened breach of the provisions of this Agreement would cause the Corporation irreparable harm. In the event of a breach or threatened breach by the Employee of the provisions in Section 1, 2 or 3 hereof, the Corporation shall be entitled to but not limited to injunctive relief restraining it from such breach. Nothing herein contained shall be construed as prohibiting the Corporation from pursuing any other additional or alternative remedies available for any breach or threatened breach of this Agreement, including but not limited to monetary damages.

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     (b)  Notwithstanding  anything contained in this Agreement to the contrary, the provisions of Sections 1, 2 and 3 and this Section 5, shall survive the expiration or other termination of this Agreement or employment of the Employee by the Corporation until, by their terms, such provisions are no longer operative.

     6. Other Agreements: Prohibition Against Use of Trade Secrets of Others,.

     Employee represents and warrants to the Corporate that except for agreements set forth in Exhibit A attached hereto, he/she is not a party to any agreement or other arrangement with any other corporation, partnership or entity relating to non-competition with such entity or to non-disclose of confidential and proprietary information of such entity or to other matters similar to the matters set forth in this Agreement.

     Employee represents, warrants and agrees that he/she can and will perform his/her duties for the Corporation without the unauthorized use of any confidential and/or proprietary information of others.

     7. General Provisions.

     (a) This Agreement and any or all terms hereof may not be changed, waived, discharged, or terminated orally, but only by way of an instrument in writing signed by the Chief Executive Officer of the Corporation which employs Employee or such officer's designee.

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     (b) This  Agreement  shall be governed by and construed in accordance  with the laws of the State of New Jersey or any other jurisdiction.

     (c) It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that a restriction contained in this Agreement is more restrictive than permitted by the laws of any jurisdiction where this Agreement may be subject to review and interpretation, the terms of such restriction, for the purpose only of the operation of such restriction in such jurisdiction, shall be the maximum restriction allowed by the laws of such jurisdiction and such restriction shall be deemed to have been revised accordingly herein.

     Employee further consents to personal jurisdiction in the State of New Jersey for the purposes of enforcing this Agreement and further agrees that the State of New Jersey is and shall be a convenient forum.

     (d) If any portion of this Agreement shall be found to be invalid or contrary to public policy, the same may be modified or stricken by a Court of competent jurisdiction, to the extent necessary to allow the Court to enforce such provision in a manner which is as consistent with the original intent of the provision as possible. The striking or modification by the Court of any provision shall not have the effect of invalidating the Agreement as a whole.

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     (e) This  Agreement  shall be  binding  upon the  parties  hereto and their respective heirs, personal representatives, successors and assigns.

     (f) This Agreement constitutes the entire and exclusive agreement between Employee and Corporation pertaining to the subject matter thereof, and supersedes and replaces any and all earlier confidential information, invention and non-competition agreements between Corporation and Employee and representations and understandings of the parties with respect thereto, without extinguishing whatsoever rights heretofore acquired by Corporation under any previous agreements.

     IN WITNESS WHEREOF, the Agreement has been executed as aforesaid.

                              OSTEOTECH, INC.




                              By:  /s/ RICHARD  W. BAUER
                                       Richard  W. Bauer
                                       Chief Executive Officer


                              By:  /s/ MARK H. BURROUGHS
                                       Mark H. Burroughs




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